Second Quarter 2024 Earnings Conference Call July 16, 2024 Exhibit 99.1

Regarding Forward-Looking and non-GAAP Financial Information Our earnings conference call presentation is not intended as a full business or financial review and should be viewed in the context of all of the information made available by PNC in its SEC filings and on our corporate website. The presentation contains forward-looking statements regarding our outlook for financial performance, such as earnings, revenues, expenses, tax rates, capital and liquidity levels and ratios, asset levels, asset quality, financial position, and other matters regarding or affecting PNC and its future business and operations, including sustainability strategy. Forward-looking statements are necessarily subject to numerous assumptions, risks and uncertainties, which change over time. The forward-looking statements in this presentation are qualified by the factors affecting forward-looking statements identified in the more detailed Cautionary Statement included in the Appendix. We provide greater detail regarding these as well as other factors in our 2023 Form 10-K, our first quarter 2024 Form 10-Q, and our subsequent SEC filings. Our forward-looking statements may also be subject to risks and uncertainties including those we may discuss in this presentation or in our SEC filings. Future events or circumstances may change our outlook and may also affect the nature of the assumptions, risks and uncertainties to which our forward-looking statements are subject. Forward-looking statements in this presentation speak only as of the date of this presentation. We do not assume any duty and do not undertake any obligation to update those statements. Actual results or future events could differ, possibly materially, from those anticipated in forward-looking statements, as well as from historical performance. As a result, we caution against placing undue reliance on any forward-looking statements. We include non-GAAP financial information in this presentation. Reconciliations for such financial information may be found in our presentation, in these slides, including the Appendix, in other materials on our corporate website, and in our SEC filings. This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or as a substitute for, our GAAP results. We believe that this information and the related reconciliations may be useful to investors, analysts, regulators and others to help understand and evaluate our financial results, and with respect to adjusted metrics, because we believe they better reflect the ongoing financial results and trends of our businesses and increase comparability of period-to-period results. We may also use annualized, pro forma, estimated or third party numbers for illustrative or comparative purposes only. These may not reflect actual results. References to our corporate website are to www.pnc.com under “About Us - Investor Relations.” Our SEC filings are available both on our corporate website and on the SEC’s website at www.sec.gov. We include web addresses here as inactive textual references only. Information on these websites is not part of this presentation. 2 Cautionary Statement

• Grew net interest income and net interest margin • Strong expense control; Generated positive operating leverage • Recorded Visa gain, largely offset by other significant items in 2Q24 • Maintained relatively stable credit quality; CRE adequately reserved • Increased capital position • Maintained Stress Capital Buffer at regulatory minimum of 2.5% • Start-to-trough CET1 ratio depletion of 1.6%, best in our peer group • Increased quarterly dividend by $0.05 to $1.60 on July 2nd, reflecting our continued financial strength 3 Delivered Solid Second Quarter 2024 Results $1.5 billion Net Income $3.39 Diluted Earnings per Share (EPS) +3 bps Net Interest Margin 1.67% Allowance for Credit Losses to Total Loans 10.2% Basel III CET1 Capital Ratio – Basel III common equity Tier (CET) 1 capital ratio – 6/30/24 ratio as used in this presentation is estimated. Details of the calculation are in the financial highlights section of the earnings release.

4 Avg. Loans Stable; Increased Securities and Grew Capital 2Q24 vs. 1Q24 2Q24 vs. 2Q23 Average balances, $ billions 2Q24 $ Change % Change $ Change % Change Total loans $319.9 $(0.7) – $(4.6) (1)% Investment securities $141.3 $5.9 4% $0.3 – Federal Reserve Bank (FRB) balances $40.7 $(7.1) (15)% $10.1 33% Deposits $417.2 $(2.9) (1)% $(8.5) (2)% Borrowed funds $77.5 $1.9 2% $11.8 18% Common shareholders’ equity $44.9 $0.5 1% $3.2 8% Period end 2Q24 1Q24 2Q24 vs. 1Q24 2Q23 2Q24 vs. 2Q23 Basel III CET1 capital ratio 10.2% 10.1% 10bps 9.5% 70bps AOCI ($ billions) $(7.4) $(8.0) $0.6 $(9.5) $2.1 Tangible book value per common share (TBV) (non-GAAP) $89.12 $85.70 4% $77.80 15% – AOCI represents accumulated other comprehensive income (loss). – Tangible book value per common share (non-GAAP) – See Reconciliation in the Appendix.

5 Loans Impacted by Low Utilization $101 $101 $101 $223 $219 $219 $325 $321 $320 5.57% 6.01% 6.05% 2Q23 1Q24 2Q24 Consumer Commercial Total Loan Yield Av er ag e ba la nc es , $ b ill io ns Consolidated Loan Balances – YoY represents year-over-year. LQ represents linked quarter. – Totals may not sum due to rounding. – Historical average utilization represents average C&IB loan commitment utilization from 1Q15 to 1Q20. Consumer Loans: (0.6)% YoY (0.6)% LQ Total Loans: (1.4)% YoY (0.2)% LQ Commercial Loans: (1.8)% YoY (0.0)% LQ C&IB Utilization Remains Low ~55% 52.5% 50.9% 50.9% Historical Average 2Q23 1Q24 2Q24 Av er ag e ut ili za tio n

6 High-Quality, Short Duration Security and Swap Portfolios Grew Average Securities Balances Duration of 3.5 years $141 $135 $141 2.52% 2.62% 2.84% 2Q23 1Q24 2Q24 Av er ag e ba la nc es , $ b ill io ns Active Swap Balances $35 $35 $34 6/30/23 3/31/24 6/30/24 Forward Starting Swap Balances $4 $2 $18 6/30/23 3/31/24 6/30/24 Receive fixed rate of 2.50% as of 6/30/24 Total Securities YieldSecurities Balances • In 2Q24, PNC entered into forward starting swaps that closely match active swap maturities through 2025 •The forward starting swaps lock in market rates •Swap portfolio as of 6/30/24, including forward starters: – Duration of 2.2 years – 3.13% weighted average receive fixed rate Swap Portfolio $ bi lli on s $ bi lli on s Receive fixed rate of 4.31% as of 6/30/24

Repositioned $3.8 billion of Low Yielding Securities

Repositioned a Portion of the Available for Sale Portfolio

Securities Sold

- $3.8 billion of market value
- Weighted average yield of ~1.5%
- Resulted in $497 million loss

Securities Purchased

- $3.8 billion of market value
- Weighted average yield of ~5.5%
- Earn-back period < 4 years

Impact to Net Interest Income

$10 million
2Q 2024

~$70 million
2H 2024

~$140 million
FY 2025

PNC

- Impact to net interest income was calculated along market implied forward interest rates as of 6/30/2024.

7

8 Short Duration Driving Meaningful AOCI Accretion – Cumulative projected runoff and AOCI accretion are calculated along market implied forward interest rates as of 6/30/24, and captures scheduled principal payments, contractual maturities, and projected prepayments using internally validated models / assumptions. This represents our portfolio as of 6/30/24 and does not reflect future changes in composition of the securities portfolio. – AOCI of negative $7.3 billion in the chart represents AOCI related to ASC 320 Investments – Debt Securities and ASC 815 Derivatives and Hedging but excludes negative $173 million of AOCI related to ASC 715 Compensation – Retirement Benefits and ASC 830 Foreign Currency Matters. (4)% (9)% (13)% (16)% (20)% (23)% (26)% (30)% (35)% (39)% $(90) $(80) $(70) $(60) $(50) $(40) $(30) $(20) $(10) $- 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 3Q26 4Q26 Securities Receive Fixed Swaps $(7.3) $(6.1) $(4.5) $(3.7) 6/30/24 12/31/24 12/31/25 12/31/26 Securities AOCI Swap AOCI $ bi lli on s Cumulative Projected Runoff 39% of securities and swap portfolio maturing through 2026 Projected AOCI Accretion 50% of AOCI to accrete back through 2026 $ bi lli on s 17% Burn Down 39% Burn Down 50% Burn Down

9 Strong Deposit Base with Stabilizing Trends 1.96% 2.60% 2.61% 2Q23 1Q24 2Q24 IB DepositsNIB Deposits Average Rate Paid on IB Deposits 23% 77% 27% 73% Av er ag e ba la nc es , $ b ill io ns 24% 76% Consolidated Deposit Balances $417$426 $420 – IB Deposits represent interest-bearing deposits, and NIB Deposits represent noninterest-bearing deposits. – LQ represents linked quarter. Slowing Pace of Decline in NIB Balances $(4.3) $(8.3) $(7.7) $(12.3) $(8.0) $(5.2) $(3.4) $(5.7) $(2.6) 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 IB Deposit Rate Paid Stabilizing 8 33 62 59 30 30 22 12 1 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 B as is p oi nt s LQ change in average NIB deposit balances $ bi lli on s LQ increase in rate paid on IB deposits

10 Visa Gain Largely Offset by Other Significant Items in 2Q24 Impact of 2Q24 Visa Gain and Other Significant Items $ millions 2Q24 Reported Visa Gain Securities Sale Visa Derivative Foundation Contribution Net Impact of Sig. Items Net interest income $3,302 Fee income 1,777 Other noninterest income 332 754 (497) (116) 141 Total revenue $5,411 Noninterest expense 3,357 120 120 Pretax, pre-provision earnings (non-GAAP) $2,054 $754 $(497) $(116) $(120) $21 Provision for credit losses 235 Income taxes (benefit) 342 140 (104) (24) (25) (14) Net income $1,477 $614 $(393) $(91) $(95) $35 Diluted EPS $3.39 $1.53 $(0.98) $(0.23) $(0.24) $0.09 – Tax impact of Visa Gain reflects tax benefit of shares donated to the PNC Foundation. – Totals may not sum due to rounding. – Pretax, pre-provision earnings (non-GAAP) – See Reconciliation in Appendix.

11 Income Statement 2Q24 vs. 1Q24 2Q24 vs. 2Q23 $ millions 2Q24 $ % $ % Net interest income $3,302 $38 1% $(208) (6)% Noninterest income 2,109 228 12% 326 18% Total revenue $5,411 $266 5% $118 2% Noninterest expense 3,357 23 1% (15) – Pretax, pre-provision earnings (non-GAAP) $2,054 $243 13% $133 7% Provision for credit losses 235 80 52% 89 61% Income taxes 342 30 10% 67 24% Net income $1,477 $133 10% $(23) (2)% Diluted EPS $3.39 $0.29 9% $0.03 1% Key metrics 2Q24 1Q24 2Q23 Noninterest income to total revenue 39% 37% 34% Net interest margin (non-GAAP) 2.60% 2.57% 2.79% – Pretax, pre-provision earnings (non-GAAP) – See Reconciliation in Appendix. – Net interest margin is calculated using taxable-equivalent net interest income, a non-GAAP measure, see Reconciliation in the Appendix. – Note: 1Q24 noninterest expense includes $130 million FDIC Special Assessment. Includes $141 million of significant items Includes $120 million foundation contribution expense

12 Revenue Increased; NII and NIM Inflected $3,510 $3,264 $3,302 $1,783 $1,881 $2,109 $5,293 $5,145 $5,411 2.79% 2.57% 2.60% 2Q23 1Q24 2Q24 Net Interest Margin Net Interest Income Noninterest Income Details of Noninterest Income 2Q24 vs. 1Q24 2Q24 vs. 2Q23 $ millions 2Q24 $ % $ % Asset management and brokerage $364 – – $16 5% Capital markets and advisory 272 13 5% 59 28% Card and cash management 706 35 5% 9 1% Lending and deposit services 304 (1) – 6 2% Residential and commercial mortgage 131 (16) (11)% 33 34% Fee income $1,777 $31 2% $123 7% Other noninterest income 332 197 146% 203 157% Noninterest income $2,109 $228 12% $326 18% Total Revenue +5% vs. 1Q24 $ m ill io ns – Significant items represents the pretax net impact of the Visa Gain of $754 million, securities losses of ($497) million, and Visa derivative of ($116) million. – NII represents net interest income. NIM represents net interest margin. Includes $141 million of significant items

$3,372 $3,334 $3,357 64% 65% 62% 2Q23 1Q24 2Q24 Includes $120 million PNC Foundation contribution expense 13 Well Controlled Noninterest Expense Noninterest Expense Details of Noninterest Expense 2Q24 vs. 1Q24 2Q24 vs. 2Q23 $ millions 2Q24 $ % $ % Personnel $1,782 $(12) (1)% $(64) (3)% Occupancy 236 (8) (3)% (8) (3)% Equipment 356 15 4% 7 2% Marketing 93 29 45% (16) (15)% Other 890 (1) – 66 8% Total noninterest expense $3,357 $23 1% $(15) – $ m ill io ns Includes $130 million FDIC special assessment Noninterest Expense Efficiency Ratio – Efficiency ratio calculated as total noninterest expense divided by total revenue.

Credit Quality

Nonperforming Loans (NPLs)



NPLs, ex. CRE
CRE NPLs
$ millions
$1,913
$350
$1,563
$2,123
$723
$1,400
$2,180
$735
$1,445
$2,380
$923
$1,457
$2,503
$928
$1,575
6/30/23
9/30/23
12/31/23
3/31/24
6/30/24

Credit Quality Metrics

	2Q23	3Q23	4Q23	1Q24	2Q24
NPLs / Total Loans (Period end)	0.59%	0.67%	0.68%	0.74%	**0.78%**
Delinquencies / Total Loans (Period end)	0.38%	0.40%	0.43%	0.40%	**0.40%**
NCOs / Average Loans	0.24%	0.15%	0.24%	0.30%	**0.33%**
Allowance for Credit Losses to Total Loans	1.68%	1.70%	1.70%	1.68%	**1.67%**

Delinquencies



Commercial
Consumer
$1,212
$960
$252
$1,287
$1,034
$253
$1,384
$1,094
$290
$1,275
$997
$278
$1,272
$1,002
$270
6/30/23
9/30/23
12/31/23
3/31/24
6/30/24

Net Loan Charge-Offs (NCOs)



NCOs, ex. CRE
CRE NCOs
$194
$121
$200
$243
$262
2Q23
3Q23
4Q23
1Q24
2Q24

PNC

- NPLs, ex. CRE represent nonperforming loans excluding commercial real estate nonperforming loans. CRE NPLs represent commercial real estate nonperforming loans.
- NCOs / Average Loans represent annualized net loan charge-offs (NCOs) to average loans for the three months ended.
- Delinquencies represent accruing loans past due 30 days or more. Delinquencies to Total Loans represent delinquencies divided by period end loans.
- NCOs, ex. CRE represent NCOs excluding commercial real estate NCOs. CRE NCOs represent commercial real estate NCOs.

14

$87 $23 $54 $50 $106 2Q23 3Q23 4Q23 1Q24 2Q24 15 Credit Quality – Office Commercial Real Estate (CRE) $8.7 $8.6 $8.0 $7.8 $7.5 7.4% 8.5% 8.7% 9.7% 10.3% 6/30/23 9/30/23 12/31/23 3/31/24 6/30/24 Non-Criticized Criticized, Accrual Criticized, NPL Reserves / Loans Office CRE Loan Balances $ bi lli on s Office CRE Portfolio – NPL represents Nonperforming Loans. – Criticized, Accrual loans represent loans that are designated as criticized, but still accruing. Criticized, NPL loans represent loans that are designated as criticized and nonperforming. As of 6/30/24 % Criticized % NPL % Reserved Multi-Tenant 51.9% 19.7% 15.5% Single Tenant 2.9% 0.5% 3.6% Medical 0.4% 0.1% 4.2% Government 0.0% 0.0% 3.0% Total Office CRE 29.3% 11.0% 10.3% Office CRE Net Loan Charge-Offs $ m ill io ns

$ millions; except loans, $ billions 2Q24 3Q24 Guidance Average loans $319.9 Stable Net interest income $3,302 Up 1% – 2% Fee income $1,777 Up 1% – 2% Other noninterest income $332 $150 – $200 Core noninterest expense (non-GAAP) $3,237 Up 3% – 4% Net charge-offs $262 $250 – $300 16 Third Quarter 2024 Compared to Second Quarter 2024 – Refer to Cautionary Statement in the Appendix, including economic and other assumptions. Does not take into account impact of potential legal and regulatory contingencies. – Average loans, net interest income, fee income and core noninterest expense outlooks represent estimated percentage change for 3Q24 compared to the respective 2Q24 figures presented in the table above. – The third quarter 2024 guidance range for other noninterest income does not forecast net securities gains or losses and activities related to Visa Class B common shares. – Core noninterest expense (non-GAAP) – See Reconciliation in the Appendix. The 2Q24 Core noninterest expense excludes the pretax impact of the PNC Foundation contribution expense ($120 million in 2Q24). Including the impact of non-core expenses, our GAAP noninterest expense guidance equates to down 1% to stable.

Full Year 2024 Compared to Full Year 2023

$ millions; except loans, $ billions	2023	Current
Average loans	$323.5	Down less than 1%
Net interest income	$13,916	Down ~4%
Noninterest income	$7,574	Up 3% – 5%
Total revenue	$21,490	Down 1% – 2%
Core noninterest expense (non-GAAP)	$13,347	Down ~1%
Effective tax rate	16.2%	~18.5%

Excludes $141 million of 2Q24 Significant Items:

- $754 million Visa gain
- $(497) million of securities losses
- $(116) million Visa derivative fair value adjustment

Excludes $250 million of non-core expenses:

- $130 million FDIC Special Assessment (1Q24)
- $120 million PNC Foundation Contribution Expense (2Q24)

- Refer to Cautionary Statement in the Appendix, including economic and other assumptions. Does not take into account impact of potential legal and regulatory contingencies.
- 2024 guidance ranges, except effective tax rate, represent the estimated percentage change for full year 2024 compared to the respective full year 2023 figures presented in the table above.
- 2024 guidance ranges for revenue and noninterest income do not forecast net securities gains or losses and activities related to Visa Class B common shares and exclude $141 million of 2Q24 significant items. Including the impact of the 2Q24 significant items, our GAAP noninterest income guidance range equates to up 5% - 7% and our GAAP total revenue guidance range equates to stable to down 1%.
- Core noninterest expense (non-GAAP) – See Reconciliation in the Appendix. The 2023 Core noninterest expense excludes the pretax impact of the FDIC's special assessment ($515 million in 4Q23), as well as the workforce reduction charges incurred in 4Q23 ($150 million). The full year 2024 guidance range excludes $250 million in non-core expenses. Including the impact of non-core expenses, our GAAP noninterest expense guidance equates to down ~4%.

PNC
17

Appendix: Cautionary Statement 18 Regarding Forward-Looking Information We make statements in this presentation, and we may from time to time make other statements, regarding our outlook for financial performance, such as earnings, revenues, expenses, tax rates, capital and liquidity levels and ratios, asset levels, asset quality, financial position, and other matters regarding or affecting us and our future business and operations, including our sustainability strategy, that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Forward-looking statements are typically identified by words such as “believe,” “plan,” “expect,” “anticipate,” “see,” “look,” “intend,” “outlook,” “project,” “forecast,” “estimate,” “goal,” “will,” “should” and other similar words and expressions. Forward-looking statements are necessarily subject to numerous assumptions, risks and uncertainties, which change over time. Future events or circumstances may change our outlook and may also affect the nature of the assumptions, risks and uncertainties to which our forward-looking statements are subject. Forward-looking statements speak only as of the date made. We do not assume any duty and do not undertake any obligation to update forward-looking statements. Actual results or future events could differ, possibly materially, from those anticipated in forward-looking statements, as well as from historical performance. As a result, we caution against placing undue reliance on any forward-looking statements. Our forward-looking statements are subject to the following principal risks and uncertainties. • Our businesses, financial results and balance sheet values are affected by business and economic conditions, including: − Changes in interest rates and valuations in debt, equity and other financial markets, − Disruptions in the U.S. and global financial markets, − Actions by the Federal Reserve Board, U.S. Treasury and other government agencies, including those that impact money supply, market interest rates and inflation, − Changes in customer behavior due to changing business and economic conditions or legislative or regulatory initiatives, − Changes in customers', suppliers' and other counterparties' performance and creditworthiness, − Impacts of sanctions, tariffs and other trade policies of the U.S. and its global trading partners, − Impacts of changes in federal, state and local governmental policy, including on the regulatory landscape, capital markets, taxes, infrastructure spending and social programs, − Our ability to attract, recruit and retain skilled employees, and − Commodity price volatility.

Appendix: Cautionary Statement 19 Regarding Forward-Looking Information • Our forward-looking financial statements are subject to the risk that economic and financial market conditions will be substantially different than those we are currently expecting. These statements are based on our views that: − Job and income gains will continue to support consumer spending growth this year, but PNC’s baseline forecast is for slower economic growth in 2024 as higher interest rates remain a drag on the economy. − Real GDP growth this year will be close to trend at around 2%, and the unemployment rate will increase modestly to somewhat above 4% by the end of 2024. Inflation will continue to slow as wage pressures abate, gradually moving back to the Federal Reserve’s 2% long-term objective. − With slowing inflation PNC expects two federal funds rate cuts of 25 basis points each at the Federal Open Market Committee’s September and December meetings, with the rate ending this year in a range between 4.75% and 5.00%. PNC expects multiple federal funds rate cuts in 2025 as inflation continues to ease. • PNC's ability to take certain capital actions, including returning capital to shareholders, is subject to PNC meeting or exceeding minimum capital levels, including a stress capital buffer established by the Federal Reserve Board in connection with the Federal Reserve Board's Comprehensive Capital Analysis and Review (CCAR) process. • PNC's regulatory capital ratios in the future will depend on, among other things, PNC's financial performance, the scope and terms of final capital regulations then in effect and management actions affecting the composition of PNC's balance sheet. In addition, PNC's ability to determine, evaluate and forecast regulatory capital ratios, and to take actions (such as capital distributions) based on actual or forecasted capital ratios, will be dependent at least in part on the development, validation and regulatory review of related models and the reliability of and risks resulting from extensive use of such models. • Legal and regulatory developments could have an impact on our ability to operate our businesses, financial condition, results of operations, competitive position, reputation, or pursuit of attractive acquisition opportunities. Reputational impacts could affect matters such as business generation and retention, liquidity, funding, and ability to attract and retain employees. These developments could include: − Changes to laws and regulations, including changes affecting oversight of the financial services industry, changes in the enforcement and interpretation of such laws and regulations, and changes in accounting and reporting standards. − Unfavorable resolution of legal proceedings or other claims and regulatory and other governmental investigations or other inquiries resulting in monetary losses, costs, or alterations in our business practices, and potentially causing reputational harm to PNC. − Results of the regulatory examination and supervision process, including our failure to satisfy requirements of agreements with governmental agencies. − Costs associated with obtaining rights in intellectual property claimed by others and of adequacy of our intellectual property protection in general.

Appendix: Cautionary Statement 20 Regarding Forward-Looking Information • Business and operating results are affected by our ability to identify and effectively manage risks inherent in our businesses, including, where appropriate, through effective use of systems and controls, third-party insurance, derivatives, and capital management techniques, and to meet evolving regulatory capital and liquidity standards. • Our reputation and business and operating results may be affected by our ability to appropriately meet or address environmental, social or governance targets, goals, commitments or concerns that may arise. • We grow our business in part through acquisitions and new strategic initiatives. Risks and uncertainties include those presented by the nature of the business acquired and strategic initiative, including in some cases those associated with our entry into new businesses or new geographic or other markets and risks resulting from our inexperience in those new areas, as well as risks and uncertainties related to the acquisition transactions themselves, regulatory issues, the integration of the acquired businesses into PNC after closing or any failure to execute strategic or operational plans. • Competition can have an impact on customer acquisition, growth and retention and on credit spreads and product pricing, which can affect market share, deposits and revenues. Our ability to anticipate and respond to technological changes can also impact our ability to respond to customer needs and meet competitive demands. • Business and operating results can also be affected by widespread manmade, natural and other disasters (including severe weather events), health emergencies, dislocations, geopolitical instabilities or events, terrorist activities, system failures or disruptions, security breaches, cyberattacks, international hostilities, or other extraordinary events beyond PNC's control through impacts on the economy and financial markets generally or on us or our counterparties, customers or third-party vendors and service providers specifically. We provide greater detail regarding these as well as other factors in our 2023 Form 10-K and in our first quarter 2024 Form 10-Q, including in the Risk Factors and Risk Management sections and the Legal Proceedings and Commitments Notes of the Notes To Consolidated Financial Statements in those reports, and in our subsequent SEC filings. Our forward-looking statements may also be subject to other risks and uncertainties, including those we may discuss elsewhere in this news release or in our SEC filings, accessible on the SEC's website at www.sec.gov and on our corporate website at www.pnc.com/secfilings. We have included these web addresses as inactive textual references only. Information on these websites is not part of this document.

Appendix: CRE Portfolio Represents 11% of Total Loans 21 Commercial Real Estate 11.0% Total $321.4 Billion Total Loans as of 6/30/24 PNC’s Commercial Real Estate (CRE) Portfolio $ billions 6/30/24 % of Total Loans Multifamily $16.5 5.1% Office 7.5 2.3% Industrial / Warehouse 4.1 1.3% Retail 2.2 0.7% Seniors Housing 1.9 0.6% Hotel / Motel 1.7 0.5% Mixed Use 0.4 0.1% Other 1.2 0.4% Total $35.5 11.0% – Totals may not sum due to rounding.

Appendix: Multifamily CRE Portfolio 22 Garden 48% Midrise 31% High Rise 9% Student 4% Other 8% CRE Multifamily Loans as of 6/30/24 Total $16.5 Billion – Totals may not sum due to rounding. – Average Loan Commitment for PNC Real Estate. – NCOs / Average loans represents net loan charge-offs to average loans for the last twelve-month period. – Delinquencies represent accruing loans past due 30 days or more. – NPL represents Nonperforming Loans. Geographic Diversification by Metropolitan Statistical Area $ billions 6/30/24 Miami, FL $1.2 Washington, DC 0.9 Phoenix, AZ 0.9 New York, NY 0.9 Dallas, TX 0.8 Houston, TX 0.7 Las Vegas, NV 0.7 Los Angeles, CA 0.6 San Diego, CA 0.5 Denver, CO 0.5 Other 8.9 Total $16.5 Key Multifamily Portfolio Metrics: Conservative Underwriting Methodology $ millions 6/30/24 3/31/24 Total Loans ($ billions) $16.5 $16.1 Avg. Loan Commitment $30 $30 Reserves / Loans 2.8% 2.8% NCOs / Average Loans 0.0% 0.0% Delinquencies / Loans 0.0% 0.0% NPL / Loans 0.3% 0.3% Criticized Loans / Loans 13.7% 14.1%

Appendix: Office CRE Portfolio 23 – Totals may not sum due to rounding. – Average Loan Commitment for PNC Real Estate. – NCOs / Average loans represents net loan charge-offs to average loans for the last twelve-month period. – Delinquencies represent accruing loans past due 30 days or more. – NPL represents Nonperforming Loans. Multi- Tenant 55% Single- Tenant 17% Medical 16% Government 11% Other 1% $7.5 billion Suburban 42% Central Business District 29% Medical 16% Diversified 9% Other 4% $7.5 billion Tenant Classification Market Type Key Office Portfolio Metrics: Conservative Underwriting Methodology $ millions 6/30/24 3/31/24 Total Loans ($ billions) $7.5 $7.8 Avg. Loan Commitment $34 $35 Reserves / Loans 10.3% 9.7% NCOs / Average Loans 2.9% 2.6% Delinquencies / Loans 0.1% 0.0% NPL / Loans 11.0% 10.5% Criticized Loans / Loans 29.3% 26.4% Geographic Diversification by Metropolitan Statistical Area $ billions 6/30/24 Washington, DC $1.0 Los Angeles, CA 1.0 Dallas, TX 0.5 San Francisco, CA 0.3 New York, NY 0.3 San Diego, CA 0.3 Chicago, IL 0.3 Baltimore, MD 0.3 Boston, MA 0.2 Austin, TX 0.2 Other 3.2 Total $7.5

Appendix: Non-GAAP to GAAP Reconciliation

Consolidated CET1 Ratio, including AOCI & Other Fully Phased-In Expanded Risk-Based Approach (ERBA) Impacts, Basel III Endgame Impacts (non-GAAP)

June 30, 2024 (estimated); $ billions	Common Equity Tier 1 Capital
Common stock, related surplus and retained earnings, net of treasury stock	$54.1
Goodwill and disallowed intangibles, net of deferred tax liabilities	(11.0)
All other adjustments	(0.1)
Common equity Tier 1 capital (as Reported)	**$43.0**
Estimated AOCI Adjustments, Basel III Endgame	(5.9)
Common equity Tier 1 capital, including AOCI	**$37.1**
Estimated Additional Impact from Threshold Deductions, Basel III Endgame	–
Common equity Tier 1 capital, Basel III Endgame	**$37.1**

June 30, 2024 (estimated); $ billions	Risk Weighted Assets
Risk-weighted assets (RWA), standardized approach	**$423.3**
Estimated Impacts to RWA from AOCI Adjustments	3.4
Risk-weighted assets, including AOCI	**$426.7**
Additional Net Impacts to RWA from Basel III Endgame	15.8
Risk-weighted Assets, Fully Phased-In ERBA, Basel III Endgame	**$442.5**

Common equity Tier 1 ratio	**10.2%**
Common equity Tier 1 ratio, including AOCI (non-GAAP)	**8.7%**
Common equity Tier 1 ratio, fully phased-in ERBA, Basel III Endgame (non-GAAP)	**8.4%**

Note: Totals may not sum due to rounding. As permitted, PNC has elected to exclude AOCI related to both available for sale securities and pension and other post-retirement plans from CET1 capital. CET1 ratio, including AOCI, is a non-GAAP measure and is calculated based on common equity Tier 1 capital, inclusive of AOCI adjustments, divided by risk-weighted assets, inclusive of AOCI adjustments. AOCI adjustments include ASC 320 Investments – Debt Securities and ASC 815 Derivatives and Hedging, ASC 715 Compensation – Retirement Benefits, as well as changes related to deferred taxes. We believe this non-GAAP measure shows, among other things, the impact of adding back net unrealized gains and subtracting net unrealized losses on AFS / HTM securities and the subsequent impact to our CET1 ratio. CET1 ratio, Basel III Endgame, is a non-GAAP measure and is calculated based on common equity Tier 1 capital, inclusive of AOCI and additional Basel III Endgame adjustments, divided by risk-weighted assets, inclusive of AOCI and additional Basel III Endgame adjustments. Additional Basel III Endgame adjustments include MSR threshold deductions, as well as adjustments related to credit risk, operational risk, credit valuation adjustments, and market risk. We believe this non-GAAP measure shows, among other things, the full impact of the Basel III Endgame NPR and the subsequent impact to our CET1 ratio.

PNC

24

Appendix: Non-GAAP to GAAP Reconciliation 25 We believe this non-GAAP measure to be a useful tool for comparison of operating expenses incurred during the normal course of business. The exclusion of FDIC special assessment costs, workforce reduction charges and Visa shares donated to the PNC Foundation increases comparability across periods, demonstrates the impact of significant items and provides a useful measure for determining PNC’s expenses that are core to our business operations and expected to recur over time. Core Noninterest Expense (non-GAAP) For the three months ended For the year ended $ millions June 30, 2024 Mar. 31, 2024 Dec. 31, 2023 Total noninterest expense $3,357 $3,334 $14,012 2Q24 PNC Foundation contribution expense (120) Workforce reduction charge (150) FDIC special assessment (130) (515) Non-core noninterest expense $(120) $(130) $(665) Core noninterest expense (non-GAAP) $3,237 $3,204 $13,347

Appendix: Non-GAAP to GAAP Reconciliation 26 We believe that pretax, pre-provision earnings is a useful tool to help evaluate the ability to provide for credit costs through operations and provides an additional basis to compare results between periods by isolating the impact of provision for (recapture of) credit losses, which can vary significantly between periods. For the three months ended $ millions June 30, 2024 Mar. 31, 2024 June 30, 2023 Total revenue $5,411 $5,145 $5,293 Total noninterest expense 3,357 3,334 3,372 Pretax, pre-provision earnings (non-GAAP) $2,054 $1,811 $1,921 Pretax, Pre-Provision Earnings (non-GAAP)

Appendix: Non-GAAP to GAAP Reconciliation 27 The interest income earned on certain earning assets is completely or partially exempt from federal income tax. As such, these tax-exempt instruments typically yield lower returns than taxable investments. To provide more meaningful comparisons of net interest income, we use interest income on a taxable-equivalent basis by increasing the interest income earned on tax-exempt assets to make it fully equivalent to interest income earned on taxable investments. This adjustment is not permitted under GAAP. Taxable-equivalent net interest income is only used for calculating net interest margin. Net interest income shown elsewhere in this presentation is GAAP net interest income. For the three months ended $ millions June 30, 2024 Mar. 31, 2024 June 30, 2023 Net interest income $3,302 $3,264 $3,510 Taxable-equivalent adjustments 34 34 37 Net interest income - fully taxable-equivalent (non-GAAP) $3,336 $3,298 $3,547 Taxable-Equivalent Net Interest Income (non-GAAP)

Appendix: Non-GAAP to GAAP Reconciliation 28 Tangible book value per common share is a non-GAAP measure and is calculated based on tangible common shareholders’ equity divided by period end common shares outstanding. We believe this non- GAAP measure serves as a useful tool to help evaluate the strength and discipline of a company's capital management strategies and as an additional, conservative measure of total company value. For the three months ended $ millions, except per share data June 30, 2024 Mar. 31, 2024 June 30, 2023 Book value per common share $116.70 $113.30 $105.67 Tangible book value per common share Common shareholders’ equity $46,397 $45,097 $42,083 Goodwill and other intangible assets (11,206) (11,225) (11,357) Deferred tax liabilities on goodwill and other intangible assets 241 242 256 Tangible common shareholders' equity $35,432 $34,114 $30,982 Period end common shares outstanding (in millions) 398 398 398 Tangible book value per common share (non-GAAP) $89.12 $85.70 $77.80 Tangible Book Value per Common Share (non-GAAP)

Appendix: Non-GAAP to GAAP Reconciliation 29 Tangible common equity ratio is a non-GAAP measure and is calculated based on tangible common shareholders’ equity divided by tangible assets. We believe this non-GAAP measure to be a key financial metric in assessing capital adequacy. For the three months ended $ millions June 30, 2024 Mar. 31, 2024 June 30, 2023 Tangible common shareholders’ equity Common shareholders’ equity $46,397 $45,097 $42,083 Goodwill and other intangible assets (11,206) (11,225) (11,357) Deferred tax liabilities on goodwill and other intangible assets 241 242 256 Tangible common shareholders' equity $35,432 $34,114 $30,982 Tangible assets Total assets $556,519 $566,162 $558,207 Goodwill and other intangible assets (11,206) (11,225) (11,357) Deferred tax liabilities on goodwill and other intangible assets 241 242 256 Tangible assets $545,554 $555,179 $547,106 Tangible common equity ratio (non-GAAP) 6.49% 6.14% 5.66% Tangible Common Equity Ratio (non-GAAP)

Appendix: Non-GAAP to GAAP Reconciliation 30 Return on average tangible common equity is a non-GAAP financial measure and is calculated based on annualized net income attributable to common shareholders divided by tangible common equity. We believe that return on average tangible common equity is useful as a tool to help measure and assess a company's use of common equity. For the three months ended $ millions June 30, 2024 Mar. 31, 2024 June 30, 2023 Return on average common shareholders’ equity 12.16% 11.39% 13.01% Average common shareholders’ equity $44,916 $44,421 $41,747 Average goodwill and other intangible assets (11,216) (11,235) (11,368) Average deferred tax liabilities on goodwill and other intangible assets 242 243 258 Average tangible common equity $33,942 $33,429 $30,637 Net income attributable to common shareholders $1,362 $1,247 $1,354 Net income attributable to common shareholders, if annualized $5,463 $5,058 $5,431 Return on average tangible common equity (non-GAAP) 16.10% 15.13% 17.73% Return On Average Tangible Common Equity (non-GAAP)

Appendix: Expectations for Preferred Dividends 31 The above represents our current estimate for preferred dividends in 2024 for currently outstanding series. This estimate is based on the forward curve as of July 8, 2024, and assumes that current preferred stock remains outstanding. Totals may not sum due to rounding. Preferred Dividends For the three months ended For the year ended $ millions Mar. 31, 2024 June 30, 2024 Sept. 30, 2024 Dec. 31, 2024 Dec. 31, 2024 Preferred dividends $82 $95 $82 $94 $352